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                                                                    EXHIBIT 23.4


                          CONSENT OF WRIGHT AND COMPANY

         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Range Resources Corporation (the "Company") for the fiscal year ended December 31, 2000, to which this consent is an exhibit.

                                                           WRIGHT AND COMPANY


Brentwood, Tennessee
February 28, 2001

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